UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02032

MFS SERIES TRUST XVI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

June 30, 2020

     MFS® Prudent Investor Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FPP-ANN

MFS® Prudent Investor Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings in early 2020, as the coronavirus pandemic brought the global economy to a standstill for several months. Optimism over the development of vaccines and therapeutics, along with a decline in cases in countries that had been affected by the outbreak early on, brightened the economic and market outlook during the second quarter, as did the phased reopening of US states. However, a great deal of uncertainty remains, including the possibility of a second wave of cases later this year, as many countries continue to experience COVID-19 flare-ups.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support.

As uncertainty recedes, these measures can help build a supportive environment and encourage economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely, as households, businesses, and governments adjust to a new reality, and these alterations could affect the investment landscape. For investors, events, such as the COVID-19 outbreak, demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

August 17, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Equities		49.1%	0.0%	49.1%
Hedges	S&P/ASX 200 Index Option Puts	0.0%	(1.4)%	(1.4)%
	S&P 500 Index Option Puts	0.0%	(1.1)%	(1.1)%
	Euro Stoxx 50 Index Option Puts	0.0%	(0.3)%	(0.3)%
	Russell 2000 Index Option Puts	0.0%	(3.4)%	(3.4)%
	S&P 500 E-Mini Index Future - SEP 2020	0.0%	(4.8)%	(4.8)%
Net Equity Exposure		49.1%	(11.0)%	38.1%
Debt Instruments, excluding Short-Term Government Securities		9.5%	0.0%	9.5%
Cash, Cash Equivalents, and Short-Term Government Securities (d)				39.7%
Other (e)				12.7%
Total Net Exposure Summary				100.0%

Top ten holdings (c)
LEG Immobilien AG	4.3%
U.S. Treasury Notes, 2%, 12/31/21	3.2%
U.S. Treasury Notes, 2.25%, 3/31/2021	3.2%
U.S. Treasury Notes, 2%, 9/30/2020	3.2%
U.S. Treasury Notes, 1.125%, 9/30/2021	3.2%
U.S. Treasury Notes, 2.125%, 6/30/2021	3.1%
U.S. Treasury Notes, 2.375%, 12/31/2020	3.1%
Costco Wholesale Corp.	2.1%
Vonovia SE, REIT	2.1%
S&P 500 E-Mini Index Future - SEP 2020	(4.8)%

(a)

Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.

(b)

Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

Portfolio Composition – continued

(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

(d)

Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities (including U.S. Treasury securities with a maturity of less than 3 years for the purpose of this presentation), and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

(e)

Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of June 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve-month period ended June 30, 2020, Class A shares of the MFS Prudent Investor Fund (fund) provided a total return of 8.01%, at net asset value. This compares with a return of 2.84% for the fund’s benchmark, the MSCI World Index (net div). The fund’s other benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index), generated a return of 1.47%.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid partial recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. The recovery remains subject to more than the usual number of uncertainties, however, due to questions around the evolution of the virus, what its continued impact will be, and when vaccines or medicines will become available to prevent or treat it.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts while shale oil producers in the United States also decreased production, which – along with the gradual reopening of some major economies and the resultant boost in demand – helped stabilize the price of crude oil.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. They proved largely successful in helping to restore market function, ease volatility and stimulate a market rebound through the end of the period. Monetary easing measures were complemented by large fiscal stimulus initiatives in developed countries. Due to relatively manageable external liabilities and balances of payments in many countries along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

As is often the case in a crisis, market vulnerabilities were revealed. For example, companies that added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks may find it difficult to follow that path in the future, and investors may not reward them if they do. Recapitalizations by some of these highly-leveraged firms could dilute existing shareholders. Very long supply chains designed to squeeze out every bit of savings may be shifted closer to home markets if companies seek to put resiliency before cost after a series of supply disruptions. The aftereffects of the pandemic could affect consumer, business and government behavior in ways difficult to forecast. Also, while markets have regained lost ground more swiftly than expected, any economic recovery is likely to be protracted.

Management Review – continued

Factors Affecting Performance

During the reporting period, the fund’s allocation to large cap equities and long exposure to the Russell 2000 Index, through the use of put options, were the most notable contributors to absolute performance. Conversely, the fund’s short exposure to the S&P 500 Index, via index futures, detracted from absolute results.

Respectfully,

Portfolio Manager(s)

David Cole, Edward Dearing, and Barnaby Wiener

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 6/30/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	1/18/18	8.01%	6.24%
B	1/18/18	7.25%	5.44%
C	1/18/18	7.29%	5.45%
I	1/18/18	8.33%	6.49%
R1	1/18/18	7.32%	5.46%
R2	1/18/18	7.82%	5.99%
R3	1/18/18	8.07%	6.24%
R4	1/18/18	8.33%	6.48%
R6	1/18/18	8.33%	6.53%

Comparative benchmark(s)
MSCI World Index (net div) (f)		2.84%	2.00%
ICE BofA 0-3 Month U.S. Treasury Bill Index (f)		1.47%	1.83%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		1.80%	3.70%
B With CDSC (Declining over six years from 4% to 0%) (v)		3.25%	4.30%
C With CDSC (1% for 12 months) (v)		6.29%	5.45%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

ICE BofA 0-3 Month U.S. Treasury Bill Index (formerly BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Source ICE Data Indices, LLC (”ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all

Performance Summary – continued

components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, January 1, 2020 through June 30, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2020 through June 30, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 1/01/20	Ending Account Value 6/30/20	Expenses Paid During Period (p) 1/01/20-6/30/20
A	Actual	1.26%	$1,000.00	$1,038.53	$6.39
	Hypothetical (h)	1.26%	$1,000.00	$1,018.60	$6.32
B	Actual	2.01%	$1,000.00	$1,034.86	$10.17
	Hypothetical (h)	2.01%	$1,000.00	$1,014.87	$10.07
C	Actual	2.00%	$1,000.00	$1,035.12	$10.12
	Hypothetical (h)	2.00%	$1,000.00	$1,014.92	$10.02
I	Actual	1.01%	$1,000.00	$1,039.41	$5.12
	Hypothetical (h)	1.01%	$1,000.00	$1,019.84	$5.07
R1	Actual	2.01%	$1,000.00	$1,034.83	$10.17
	Hypothetical (h)	2.01%	$1,000.00	$1,014.87	$10.07
R2	Actual	1.50%	$1,000.00	$1,037.58	$7.60
	Hypothetical (h)	1.50%	$1,000.00	$1,017.40	$7.52
R3	Actual	1.25%	$1,000.00	$1,038.50	$6.34
	Hypothetical (h)	1.25%	$1,000.00	$1,018.65	$6.27
R4	Actual	1.01%	$1,000.00	$1,039.41	$5.12
	Hypothetical (h)	1.01%	$1,000.00	$1,019.84	$5.07
R6	Actual	0.95%	$1,000.00	$1,040.33	$4.82
	Hypothetical (h)	0.95%	$1,000.00	$1,020.14	$4.77

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

6/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 48.4%
Alcoholic Beverages - 1.2%
Heineken N.V.	3,903	$359,835

Apparel Manufacturers - 1.0%
Adidas AG (a)	1,087	$285,283

Business Services - 2.5%
Accenture PLC, “A”	1,883	$404,317
SGS S.A.	127	310,312

		$714,629
Computer Software - 6.9%
Cadence Design Systems, Inc. (a)	3,014	$289,223
Check Point Software Technologies Ltd. (a)	5,145	552,727
Citrix Systems, Inc.	2,048	302,920
Oracle Corp.	7,904	436,854
Sage Group PLC	47,857	398,375

		$1,980,099
Computer Software - Systems - 3.8%
Amadeus IT Group S.A.	6,359	$331,354
Constellation Software, Inc.	320	361,318
Nintendo Co. Ltd.	900	400,176

		$1,092,848
Consumer Products - 3.5%
Beiersdorf AG	4,921	$558,956
Kao Corp.	5,500	435,008

		$993,964
Consumer Services - 1.4%
Booking Holdings, Inc. (a)	250	$398,085

Electrical Equipment - 1.0%
Legrand S.A.	3,673	$279,042

Electronics - 1.1%
Kyocera Corp.	5,900	$320,477

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 3.1%
Danone S.A.	5,284	$365,456
Nestle S.A.	4,666	515,823

		$881,279
Insurance - 0.9%
Swiss Re Ltd.	3,192	$246,142

Internet - 3.6%
Alphabet, Inc., “A” (a)	385	$545,949
Facebook, Inc., “A” (a)	857	194,599
Scout24 AG	3,946	306,122

		$1,046,670
Machinery & Tools - 0.2%
Marel HF	11,789	$60,927

Medical & Health Technology & Services - 1.1%
Premier, Inc., “A” (a)	9,378	$321,478

Precious Metals & Minerals - 0.4%
VanEck Vectors Junior Gold Miners ETF (a)	2,503	$104,275

Printing & Publishing - 2.0%
Wolters Kluwer N.V.	7,380	$576,420

Real Estate - 7.7%
Deutsche Wohnen SE	7,970	$357,724
LEG Immobilien AG (a)	9,824	1,247,211
Vonovia SE, REIT	10,012	613,942

		$2,218,877
Retailers - 2.1%
Costco Wholesale Corp.	2,025	$614,000

Specialty Chemicals - 1.5%
Nitto Denko Corp.	7,400	$418,060

Telecommunications - Wireless - 2.0%
KDDI Corp.	19,500	$584,052

Trucking - 1.4%
Yamato Holdings Co. Ltd.	18,800	$405,686
Total Common Stocks (Identified Cost, $12,069,604)		$13,902,128

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - 28.4%
Automotive - 0.7%
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	$190,000	$196,008

Broadcasting - 1.4%
Netflix, Inc., 5.375%, 11/15/2029 (n)	$190,000	$208,088
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	185,000	186,859

		$394,947
Building - 1.3%
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	$180,000	$180,900
Standard Industries, Inc., 6%, 10/15/2025 (n)	195,000	200,708

		$381,608
Computer Software - Systems - 0.6%
Fair Isaac Corp., 4%, 6/15/2028 (n)	$181,000	$181,453

Consumer Products - 0.5%
Coty, Inc., 6.5%, 4/15/2026 (n)	$155,000	$131,750

Electronics - 0.6%
Sensata Technologies B.V., 5%, 10/01/2025 (n)	$170,000	$180,999

Insurance - Property & Casualty - 0.7%
Hub International Ltd., 7%, 5/01/2026 (n)	$190,000	$189,601

Medical Equipment - 0.7%
Teleflex, Inc., 4.625%, 11/15/2027	$180,000	$190,298

Real Estate - Healthcare - 0.8%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$210,000	$217,875

Specialty Chemicals - 0.7%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$208,000	$210,417

Telecommunications - Wireless - 0.8%
SBA Communications Corp., 4.875%, 9/01/2024	$155,000	$158,681
SBA Communications Corp., 3.875%, 2/15/2027 (n)	60,000	59,775

		$218,456
U.S. Treasury Obligations - 18.9%
U.S. Treasury Notes, 2%, 9/30/2020	$900,000	$904,069
U.S. Treasury Notes, 2.375%, 12/31/2020	890,000	899,595
U.S. Treasury Notes, 2.25%, 3/31/2021	890,000	903,837

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Notes, 2.125%, 6/30/2021	$885,000	$902,112
U.S. Treasury Notes, 1.125%, 9/30/2021 (f)	895,000	905,628
U.S. Treasury Notes, 2%, 12/31/2021	900,000	924,539

		$5,439,780
Utilities - Electric Power - 0.7%
Clearway Energy Operating LLC, 5.75%, 10/15/2025	$190,000	$196,175
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	20,000	20,399

		$216,574
Total Bonds (Identified Cost, $8,121,849)		$8,149,766

Preferred Stocks - 0.7%
Electronics - 0.7%
Samsung Electronics Co. Ltd. (Identified Cost, $165,335)	4,967	$193,972

Investment Companies (h) - 22.4%
Money Market Funds - 22.4%
MFS Institutional Money Market Portfolio, 0.17% (v) (Identified Cost, $6,428,381)	6,428,038	$6,428,681

Underlying/Expiration Date/Exercise Price	Put/ Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 1.6%
Currency Options - 0.0%
HKD Currency - November 2021 @ $0.13	Put	JPMorgan Chase Bank N.A.	$881,486	HKD 6,832,000	$5,200
HKD Currency - November 2021 @ $0.13	Put	Morgan Stanley Capital Services, Inc.	888,840	HKD 6,889,000	5,360
HKD Currency - December 2021 @ $0.13	Put	Morgan Stanley Capital Services, Inc.	348,362	HKD 2,700,000	2,308

					$12,868
Market Index Securities - 1.6%
Euro Stoxx 50 Index - December 2021 @ EUR 3,000	Put	Goldman Sachs International	$254,343	7	$23,822
Russell 2000 Index - December 2020 @ $1,200	Put	Merrill Lynch International	144,137	1	6,210
Russell 2000 Index - December 2020 @ $1,200	Put	Goldman Sachs International	144,137	1	6,210

Portfolio of Investments – continued

Underlying/Expiration Date/Exercise Price	Put/ Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options - continued
Market Index Securities - continued
Russell 2000 Index - December 2020 @ $1,150	Put	Goldman Sachs International	$288,273	2	$10,420
Russell 2000 Index - June 2021 @ $1,150	Put	Goldman Sachs International	144,137	1	9,400
Russell 2000 Index - June 2021 @ $1,300	Put	Goldman Sachs International	144,137	1	11,500
Russell 2000 Index - June 2021 @ $1,200	Put	Goldman Sachs International	288,273	2	19,940
Russell 2000 Index - December 2021 @ $1,100	Put	Goldman Sachs International	144,137	1	9,910
Russell 2000 Index - December 2021 @ $1,300	Put	Goldman Sachs International	432,410	3	50,370
Russell 2000 Index - December 2021 @ $1,150	Put	Goldman Sachs International	432,410	3	35,430
Russell 2000 Index - December 2021 @ $1,250	Put	Goldman Sachs International	432,410	3	49,230
Russell 2000 Index - December 2021 @ $1,200	Put	Goldman Sachs International	432,410	3	39,630
Russell 2000 Index - December 2021 @ $1,350	Put	Goldman Sachs International	576,546	4	75,760
S&P 500 Index - December 2020 @ $2,000	Put	JPMorgan Chase Bank N.A.	310,029	100	2,470
S&P 500 Index - December 2020 @ $1,800	Put	Goldman Sachs International	310,029	1	1,424
S&P 500 Index - December 2020 @ $2,100	Put	Goldman Sachs International	620,058	2	6,880
S&P 500 Index - December 2020 @ $2,150	Put	Goldman Sachs International	620,058	2	6,960
S&P 500 Index - June 2021 @ $2,200	Put	Goldman Sachs International	310,029	1	8,230
S&P 500 Index - June 2021 @ $2,300	Put	Goldman Sachs International	310,029	1	10,249
S&P 500 Index - June 2021 @ $2,700	Put	Goldman Sachs International	310,029	1	18,660
S&P/ASX 200 Index - December 2020 @ AUD 5,200	Put	JPMorgan Chase Bank N.A.	325,611	80	10,946
S&P/ASX 200 Index - December 2020 @ AUD 5,300	Put	JPMorgan Chase Bank N.A.	325,611	80	12,245
S&P/ASX 200 Index - December 2020 @ AUD 5,100	Put	JPMorgan Chase Bank N.A.	203,507	50	6,112
S&P/ASX 200 Index - December 2020 @ AUD 5,400	Put	JPMorgan Chase Bank N.A.	203,507	50	8,557

Portfolio of Investments – continued

Underlying/Expiration Date/Exercise Price	Put/ Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options - continued
Market Index Securities - continued
S&P/ASX 200 Index - March 2021 @ AUD 5,400	Put	Goldman Sachs International	$407,014	10	$22,948

					$463,513
Total Purchased Options (Premiums Paid, $259,688)					$476,381

Other Assets, Less Liabilities - (1.5)%					(436,034)
Net Assets - 100.0%					$28,714,894

(a)	Non-income producing security.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $6,428,681 and $22,722,247, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,946,957, representing 6.8% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
EUR	Euro

Derivative Contracts at 6/30/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Equity Futures
S&P 500 E-Mini Index	Short	USD	9	$1,390,590	September - 2020	$26,932

At June 30, 2020, the fund had liquid securities with an aggregate value of $112,319 to cover any collateral or margin obligations for securities certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $20,616,476)	$22,722,247
Investments in affiliated issuers, at value (identified cost, $6,428,381)	6,428,681
Receivables for
Investments sold	248,358
Fund shares sold	691,979
Interest and dividends	64,385
Receivable from investment adviser	26,838
Other assets	103
Total assets	$30,182,591

Liabilities
Payable to custodian	$186,064
Payables for
Net daily variation margin on open futures contracts	19,130
Investments purchased	1,180,497
Payable to affiliates
Administrative services fee	97
Shareholder servicing costs	3,528
Distribution and service fees	344
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	78,022
Total liabilities	$1,467,697
Net assets	$28,714,894

Net assets consist of
Paid-in capital	$26,296,720
Total distributable earnings (loss)	2,418,174
Net assets	$28,714,894
Shares of beneficial interest outstanding	2,537,582

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,992,012	705,843	$11.32
Class B	94,065	8,339	11.28
Class C	4,623,716	412,722	11.20
Class I	5,092,574	449,015	11.34
Class R1	56,929	5,044	11.29
Class R2	57,630	5,093	11.32
Class R3	57,985	5,118	11.33
Class R4	58,340	5,142	11.34
Class R6	10,681,643	941,266	11.35

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.01 [100 / 94.25 x $11.32]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$186,766
Dividends	166,648
Dividends from affiliated issuers	58,888
Income on securities loaned	49
Foreign taxes withheld	(17,021)
Total investment income	$395,330
Expenses
Management fee	$171,185
Distribution and service fees	38,218
Shareholder servicing costs	6,979
Administrative services fee	17,500
Independent Trustees’ compensation	1,201
Custodian fee	16,526
Shareholder communications	9,303
Audit and tax fees	57,298
Legal fees	366
Registration fees	133,082
Miscellaneous	31,213
Total expenses	$482,871
Reduction of expenses by investment adviser and distributor	(237,063)
Net expenses	$245,808
Net investment income (loss)	$149,522

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$384,171
Affiliated issuers	864
Written options	(4,478)
Futures contracts	(182,295)
Forward foreign currency exchange contracts	1,492
Foreign currency	(3,606)
Net realized gain (loss)	$196,148
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,402,086
Affiliated issuers	(445)
Futures contracts	26,932
Translation of assets and liabilities in foreign currencies	310
Net unrealized gain (loss)	$1,428,883
Net realized and unrealized gain (loss)	$1,625,031
Change in net assets from operations	$1,774,553

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	6/30/20	6/30/19
Change in net assets

From operations
Net investment income (loss)	$149,522	$199,238
Net realized gain (loss)	196,148	112,750
Net unrealized gain (loss)	1,428,883	683,392
Change in net assets from operations	$1,774,553	$995,380
Total distributions to shareholders	$(260,682)	$(210,025)
Change in net assets from fund share transactions	$10,398,923	$1,737,137
Total change in net assets	$11,912,794	$2,522,492

Net assets
At beginning of period	16,802,100	14,279,608
At end of period	$28,714,894	$16,802,100

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.60	$10.07	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.12	$0.08
Net realized and unrealized gain (loss)	0.77	0.54	(0.01)
Total from investment operations	$0.84	$0.66	$0.07

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.12)	$(0.13)	$—
Net asset value, end of period (x)	$11.32	$10.60	$10.07
Total return (%) (r)(s)(t)(x)	8.01	6.63	0.70	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.35	2.74	2.66	(a)
Expenses after expense reductions (f)	1.24	1.21	1.21	(a)
Net investment income (loss)	0.61	1.16	1.83	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$7,992	$3,485	$2,845

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.56	$10.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.05	$0.04
Net realized and unrealized gain (loss)	0.78	0.53	(0.01)
Total from investment operations	$0.76	$0.58	$0.03

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.04)	$(0.05)	$—
Net asset value, end of period (x)	$11.28	$10.56	$10.03
Total return (%) (r)(s)(t)(x)	7.25	5.84	0.30	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.11	3.50	3.50	(a)
Expenses after expense reductions (f)	1.99	1.96	1.96	(a)
Net investment income (loss)	(0.16)	0.46	0.80	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$94	$65	$51

Class C	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.52	$10.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.05	$0.05
Net realized and unrealized gain (loss)	0.77	0.53	(0.02)
Total from investment operations	$0.76	$0.58	$0.03

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.09)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.08)	$(0.09)	$—
Net asset value, end of period (x)	$11.20	$10.52	$10.03
Total return (%) (r)(s)(t)(x)	7.29	5.83	0.30	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.08	3.49	3.17	(a)
Expenses after expense reductions (f)	1.99	1.96	1.96	(a)
Net investment income (loss)	(0.12)	0.46	1.05	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$4,624	$1,311	$734

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.61	$10.08	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14	$0.10
Net realized and unrealized gain (loss)	0.79	0.53	(0.02)
Total from investment operations	$0.88	$0.67	$0.08

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.15)	$(0.14)	$—
Net asset value, end of period (x)	$11.34	$10.61	$10.08
Total return (%) (r)(s)(t)(x)	8.33	6.81	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.49	2.40	(a)
Expenses after expense reductions (f)	0.99	0.96	0.96	(a)
Net investment income (loss)	0.87	1.41	2.31	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$5,093	$1,870	$1,227

Class R1	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.56	$10.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.04	$0.04
Net realized and unrealized gain (loss)	0.79	0.54	(0.01)
Total from investment operations	$0.77	$0.58	$0.03

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.04)	$(0.05)	$—
Net asset value, end of period (x)	$11.29	$10.56	$10.03
Total return (%) (r)(s)(t)(x)	7.32	5.81	0.30	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.10	3.49	3.50	(a)
Expenses after expense reductions (f)	1.99	1.96	1.96	(a)
Net investment income (loss)	(0.15)	0.39	0.79	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$57	$53	$50

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.59	$10.06	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.06
Net realized and unrealized gain (loss)	0.78	0.54	0.00	(w)
Total from investment operations	$0.82	$0.63	$0.06

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.10)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.09)	$(0.10)	$—
Net asset value, end of period (x)	$11.32	$10.59	$10.06
Total return (%) (r)(s)(t)(x)	7.82	6.31	0.60	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.60	2.99	3.00	(a)
Expenses after expense reductions (f)	1.49	1.46	1.46	(a)
Net investment income (loss)	0.35	0.90	1.29	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$58	$53	$50

Class R3	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.60	$10.07	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.12	$0.07
Net realized and unrealized gain (loss)	0.78	0.53	0.00	(w)
Total from investment operations	$0.85	$0.65	$0.07

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.12)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.12)	$(0.12)	$—
Net asset value, end of period (x)	$11.33	$10.60	$10.07
Total return (%) (r)(s)(t)(x)	8.07	6.56	0.70	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.35	2.74	2.76	(a)
Expenses after expense reductions (f)	1.24	1.21	1.21	(a)
Net investment income (loss)	0.60	1.15	1.55	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$58	$54	$50

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.61	$10.08	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.14	$0.08
Net realized and unrealized gain (loss)	0.79	0.53	0.00	(w)
Total from investment operations	$0.88	$0.67	$0.08

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.15)	$(0.14)	$—
Net asset value, end of period (x)	$11.34	$10.61	$10.08
Total return (%) (r)(s)(t)(x)	8.33	6.81	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	2.49	2.51	(a)
Expenses after expense reductions (f)	0.99	0.96	0.96	(a)
Net investment income (loss)	0.86	1.40	1.79	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$58	$54	$50

Class R6	Year ended

	6/30/20	6/30/19	6/30/18 (c)
Net asset value, beginning of period	$10.62	$10.08	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.14	$0.08
Net realized and unrealized gain (loss)	0.78	0.55	0.00	(w)
Total from investment operations	$0.88	$0.69	$0.08

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$—
From net realized gain	(0.01)	—	—
Total distributions declared to shareholders	$(0.15)	$(0.15)	$—
Net asset value, end of period (x)	$11.35	$10.62	$10.08
Total return (%) (r)(s)(t)(x)	8.33	6.92	0.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.48	2.50	(a)
Expenses after expense reductions (f)	0.95	0.95	0.95	(a)
Net investment income (loss)	0.89	1.41	1.80	(a)
Portfolio turnover	46	51	6	(n)
Net assets at end of period (000 omitted)	$10,682	$9,857	$9,222

See Notes to Financial Statements

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, January 18, 2018, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Prudent Investor Fund (the fund) is a diversified series of MFS Series Trust XVI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of

Notes to Financial Statements – continued

investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign

Notes to Financial Statements – continued

securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

Notes to Financial Statements – continued

the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of June 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$3,507,425	$378,883	$—	$3,886,308
Germany	3,369,238	23,822	—	3,393,060
Japan	2,563,459	—	—	2,563,459
Switzerland	1,072,277	—	—	1,072,277
Netherlands	936,255	—	—	936,255
France	644,498	—	—	644,498
Israel	552,727	—	—	552,727
United Kingdom	502,650	—	—	502,650
Canada	361,318	—	—	361,318
Other Countries	392,281	254,780	—	647,061
U.S. Treasury Bonds & U.S. Government
Agencies & Equivalents	—	5,439,780	—	5,439,780
U.S. Corporate Bonds	—	2,709,986	—	2,709,986
Purchased Currency Options	—	12,868	—	12,868
Mutual Funds	6,428,681	—	—	6,428,681
Total	$20,330,809	$8,820,119	$—	$29,150,928

Other Financial Instruments
Futures Contracts – Assets	$26,932	$—	$—	$26,932

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, and forward foreign currency exchange

Notes to Financial Statements – continued

contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at June 30, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Purchased Currency Options	$12,868
Equity	Equity Futures	26,932
Equity	Purchased Equity Options	463,513
Total		$503,313

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended June 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Foreign Exchange	$—	$1,492	$—	$—
Equity	(182,295)	—	331,886	(4,478)
Total	$(182,295)	$1,492	$331,886	$(4,478)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended June 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)
Foreign Exchange	$—	$(13,158)
Equity	26,932	310,123
Total	$26,932	$296,965

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The

Notes to Financial Statements – continued

ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

Notes to Financial Statements – continued

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements – continued

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower

Notes to Financial Statements – continued

default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. For the year ended June 30, 2020, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 6/30/20	Year ended 6/30/19
Ordinary income (including any short-term capital gains)	$214,810	$210,025
Long-term capital gains	45,872	—
Total distributions	$260,682	$210,025

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/20

Cost of investments	$27,208,655
Gross appreciation	2,207,559

Gross depreciation	(238,354)
Net unrealized appreciation (depreciation)	$1,969,205

Undistributed ordinary income	415,760
Undistributed long-term capital gain	32,615
Other temporary differences	594

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 6/30/20	Year ended 6/30/19
Class A	$49,791	$41,681
Class B	267	271
Class C	17,786	8,260
Class I	54,105	24,750
Class R1	205	247
Class R2	470	485
Class R3	605	604
Class R4	739	723
Class R6	136,714	133,004
Total	$260,682	$210,025

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.80%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended June 30, 2020, this management fee reduction amounted to $2,230, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2020 was equivalent to an annual effective rate of 0.79% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2021. For the year ended June 30, 2020, this reduction amounted to $234,757, which is included in the reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $10,487 for the year ended June 30, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$12,333
Class B	0.75%	0.25%	1.00%	1.00%	677
Class C	0.75%	0.25%	1.00%	1.00%	24,251
Class R1	0.75%	0.25%	1.00%	1.00%	544
Class R2	0.25%	0.25%	0.50%	0.50%	275
Class R3	—	0.25%	0.25%	0.25%	138
Total Distribution and Service Fees					$38,218

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended June 30, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended June 30, 2020, this rebate amounted to $76 for Class A, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended June 30, 2020, were as follows:

Amount
Class A	$5,870
Class B	—
Class C	3,111

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

Notes to Financial Statements – continued

year ended June 30, 2020, the fee was $1,744, which equated to 0.0082% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended June 30, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,235.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2020 was equivalent to an annual effective rate of 0.0818% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

MFS redeemed the following shares for the amounts and dates noted below:

Date	Share Class	Shares	Amount
12/14/18	Class A	49,998	$488,480
12/14/18	Class I	4,998	48,880

At June 30, 2020, MFS held approximately 61% of the outstanding shares of Class B,

and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R6.

(4) Portfolio Securities

For the year ended June 30, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$3,786,130	$1,472,573
Non-U.S. Government securities	11,750,799	6,127,562

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/20		Year ended 6/30/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	597,046	$6,520,036	136,764	$1,411,790
Class B	2,128	24,196	1,138	11,555
Class C	347,575	3,775,734	55,925	572,032
Class I	355,457	3,848,555	73,931	758,789
	1,302,206	$14,168,521	267,758	$2,754,166

Shares issued to shareholders in reinvestment of distributions
Class A	4,501	$48,427	4,258	$41,681
Class B	25	267	28	271
Class C	1,664	17,786	845	8,260
Class I	3,383	36,433	2,250	22,029
Class R1	19	205	25	247
Class R2	44	470	49	485
Class R3	56	605	62	604
Class R4	68	739	74	723
Class R6	12,694	136,714	13,572	133,004
	22,454	$241,646	21,163	$207,304

Shares reacquired
Class A	(224,568)	$(2,434,431)	(94,697)	$(951,534)
Class B	(9)	(104)	(44)	(453)
Class C	(61,102)	(641,895)	(5,375)	(52,716)
Class I	(86,006)	(934,814)	(21,726)	(219,630)
	(371,685)	$(4,011,244)	(121,842)	$(1,224,333)

Net change
Class A	376,979	$4,134,032	46,325	$501,937
Class B	2,144	24,359	1,122	11,373
Class C	288,137	3,151,625	51,395	527,576
Class I	272,834	2,950,174	54,455	561,188
Class R1	19	205	25	247
Class R2	44	470	49	485
Class R3	56	605	62	604
Class R4	68	739	74	723
Class R6	12,694	136,714	13,572	133,004
	952,975	$10,398,923	167,079	$1,737,137

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Notes to Financial Statements – continued

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended June 30, 2020, the fund’s commitment fee and interest expense were $108 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,467,321	$16,583,844	$13,622,903	$864	$(445)	$6,428,681

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$58,888	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XVI and the Shareholders of MFS Prudent Investor Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Prudent Investor Fund (the “Fund”), including the portfolio of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from January 18, 2018 (the commencement of the Fund’s investment operations) through June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from January 18, 2018 (the commencement of the Fund’s investment operations) through June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 17, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	134	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 59)	Trustee	January 2014	134	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	134	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	134	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

John A. Caroselli (age 66)	Trustee	March 2017	134	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 65)	Trustee	January 2009	134	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	134	Private investor; Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	134	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	134	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	134	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Laurie J. Thomsen (age 62)	Trustee	March 2005	134	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	134	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	134	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors(k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo(k) (age 51)	President	July 2005	134	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	134	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	134	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	134	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	134	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	134	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	134	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	134	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an

Trustees and Officers – continued

Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
David Cole Edward Dearing Barnaby Wiener

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2020 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from the adoption of the Program on December 1, 2018 to December 31, 2019 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $61,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 5.84% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended June 30, 2020 and 2019, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Prudent Investor Fund	48,658	47,858

For the fiscal years ended June 30, 2020 and 2019, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Prudent Investor Fund	0	0	6,971	6,854	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Prudent Investor Fund*	0	0	0	0	5,390	0

	Aggregate Fees for Non-audit Services
	2020	2019
Fees billed by Deloitte:
To MFS Prudent Investor Fund, MFS and MFS Related Entities#	604,611	6,854

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Prudent Investor Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.  Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XVI

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: August 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: August 17, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 17, 2020

*	Print name and title of each signing officer under his or her signature.